Exhibit 23




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




To Thermo Instrument Systems Inc.:

   As independent public accountants, we hereby consent to the use of our reports and to all references to our firm included in or made a part of this Form 8-K.





                                                   Arthur Andersen & Co.



Boston, Massachusetts